Interest Income, Net	12 Months Ended
Dec. 31, 2023
Interest and Other Income [Abstract]
Interest Income, Net
21.
Interest Income, net

Interest income during the years ended December 31, 2021, 2022 and 2023 were US$8.4 million, US$9.6 million and US$18.8 million, net of interest expense of nil, nil and US$20.1 thousand respectively. Interest expense capitalized associated with the construction projects for the years ended December 31, 2021, 2022 and 2023 were nil, nil and US$14.8 thousand, respectively.

	Year Ended December 31,
	2021	2022	2023
	(in US$ thousands)
Interest income	$8,353	$9,636	$18,836
Less: Interest expense	—	—	(35)
Add: Interest capitalization	—	—	15
Interest income, net	$8,353	$9,636	$18,816